UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 14, 2020

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 14, 2020, Kenmare Holdings Ltd. (the “Enstar Shareholder”), a wholly-owned subsidiary of Enstar Group Limited (“Enstar”), together with Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (each, a "Trident Shareholder" and, collectively, the "Trident Shareholders" and, together with the Enstar Shareholder, the "Initial Shareholders") entered into Amendment No. 1 (the "Amendment") to the Voting and Shareholders’ Agreement, dated as of December 23, 2015, by and among North Bay Holdings Limited ("North Bay"), the Initial Shareholders and the other signatories thereto (the "Shareholders’ Agreement"). The Amendment includes various changes to the Shareholders' Agreement in connection with: (i) the agreement to sell North Bay’s indirect interest in the entities that represent the U.S. operations of Enstar’s StarStone reporting segment as described in Enstar's Current Report on Form 8-K filed on June 11, 2020 (the "Sale Transaction"); (ii) the decision to place the non-U.S. international operations included within Enstar's StarStone reporting segment into an orderly run-off (the "StarStone Run-Off Business") as described in Enstar's Current Report on Form 8-K filed on June 16, 2020; and (iii) discussions related to a potential future reorganization of North Bay currently under review by Enstar and the Trident Shareholders (a "Reorganization").
Pursuant to the Amendment, the existing put and call rights provided in the Shareholders' Agreement were amended such that:

•
At any time after March 31, 2023 (the "Call Right Date"), the Enstar Shareholder will have the right to purchase all of the common shares of North Bay held by the other shareholders. Following the consummation of the Sale Transaction, the Enstar Shareholder will be entitled to exercise its call right separately with respect to (i) the other shareholders’ interests in North Bay, (ii) their indirect interest in North Bay’s equity interest in StarStone’s U.S. business received in the Sale Transaction (the “StarStone U.S. Equity Interest”), and (iii) their indirect interest in the StarStone Run-Off Business. However, if neither the Sale Transaction nor a Reorganization (together, the "Transactions") are consummated by April 1, 2021, the Call Right Date shall instead be April 1, 2021, and clauses (ii) and (iii) above would no longer apply. If the Sale Transaction is consummated, but a Reorganization transaction is not agreed and consummated by April 1, 2021, then, any time after that date, the Enstar Shareholder will have the right to purchase the other North Bay shareholders’ indirect interest in the StarStone U.S. Equity Interest.

•
At any time after December 31, 2022 (the "Put Right Date"), the Trident Shareholders will have the right to require the Enstar Shareholder to purchase their common shares of North Bay. Following the consummation of the Sale Transaction, the Trident Shareholders will be entitled to exercise their put right separately with respect to (i) their interests in North Bay, (ii) their indirect interest in the StarStone U.S. Equity Interest, and (iii) their indirect interest in the StarStone Run-Off Business. However, if the Transactions are not consummated by April 1, 2021, the Put Right Date shall instead be April 1, 2021, and clauses (ii) and (iii) above would no longer apply. If the Sale Transaction is consummated, but a Reorganization transaction is not agreed and consummated by December 31, 2020, then, any time after that date, the Trident Shareholders will have the right to require the Enstar Shareholder to purchase their indirect interest in the StarStone U.S. Equity Interest.

•
The “Fair Market Value” for determining the value of equity upon the exercise of the call right or the put right solely with respect to the StarStone Run-Off Business will be based upon the economic book value or such other valuation methodology as agreed upon by the parties as appropriate for an entity in run-off, and not based upon its value as a going concern.

The Amendment also (i) eliminates exceptions to the Trident Shareholders' right to approve related party transactions of North Bay such that all reinsurance and risk transfer arrangements with Enstar affiliates will require consent of the Trident Shareholders and (ii) provides for enhanced budgeting review and informational reporting to the Trident Shareholders on the performance of the StarStone Run-Off Business.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2020, Enstar entered into a Transition Agreement with Chief Financial Officer Guy Bowker (the "Transition Agreement"), which provides for the transition of certain of his responsibilities and the amendment of his existing employment agreement dated December 28, 2017 (the "Existing Agreement"). Under the Transition Agreement, Mr. Bowker will serve as the Chief Financial Officer of the Company (or in such other role as may be determined by the Company in accordance with the Transition Agreement) until February 28, 2021 (unless terminated earlier in accordance with the Transition Agreement) during which time he will continue to receive his current monthly base salary and remain eligible to receive an annual incentive award calculated as set forth in the Transition Agreement. Pursuant to the Transition Agreement, outstanding long-term equity incentive awards granted to Mr. Bowker will continue to vest through March 2021 in accordance with their terms. The foregoing description is qualified in its entirety by reference to the complete text of the Transition Agreement, which is attached hereto as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

10.1	Transition Agreement, dated July 17, 2020, by and between Enstar Group Limited and Guy Bowker.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL.

104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

July 17, 2020	By:	/s/ Guy Bowker
Guy Bowker
Chief Financial Officer